UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2004

OWENS-ILLINOIS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9576	22-2781933
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One SeaGate
Toledo, Ohio  43666

(Address of Principal Executive Offices)

(419) 247-5000

(Registrant’s telephone number, including area code)

ITEM 12.               RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 20, 2004, Owens-Illinois, Inc. issued a press release setting forth its results of operations for the quarter ended March 31, 2004. A copy of Owens-Illinois, Inc.’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2004	OWENS-ILLINOIS, INC.
(registrant)

	By:	/s/ Edward C. White
Name: Edward C. White
Its: Senior Vice President of Finance and Administration and Controller

Exhibit Index

Exhibit 99.1	Press Release dated April 20, 2004 of Owens-Illinois, Inc.